UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Fundrise Real Estate Interval Fund, LLC

(Exact name of registrant as specified in its charter)

Investment Company Act File Number: 811-23448

11 Dupont Circle NW, 9th Floor

Washington, D.C. 20036

(Address of Principal Executive Offices)

(202) 584-0550
(Registrant’s Area Code and telephone number)

Michelle A. Mirabal

Rise Companies Corp.

11 Dupont Circle NW, 9th Floor

Washington, D.C. 20036

(Name and Address of Agent for Service)

Copies to:

Paul J. Delligatti, Esq.

Goodwin Procter LLP

1900 N Street, NW

Washington, D.C. 20036

Date of fiscal year end: December 31

Date of reporting period: January 1, 2022 through June 30, 2022

Item 1.	Reports to Stockholders

Fundrise Real Estate Interval Fund, LLC

Semi-Annual Report

for the Six Months Ended

June 30, 2022

Fundrise Real Estate Interval Fund, LLC

Schedule of Investments

(unaudited)

(Amounts in thousands, except share data)

Shares	Description	As of June 30, 2022
	Real Estate Co-Investment Joint Ventures – 93.4%

	Single Family Residential – 55.3%
	Fundrise SFR JV 1, LLC (1)(2)(3)(4)
N/A (5)	(Cost - $549,764)	$643,478
	Fundrise SFR Dev JV 1, LLC (1)(2)(3)(4)
N/A (5)	(Cost - $19,222)	19,418
	Total Single Family Residential (Cost - $568,986)	$662,896

	Multi-Family Residential – 28.7%
	Fundrise MF JV 1, LLC (1)(2)(3)(4)
N/A (5)	(Cost - $243,628)	$327,716
	Fundrise MF JV 2, LLC (1)(2)(3)(4)
N/A (5)	(Cost - $15,716)	16,708
	Total Multi-Family Residential (Cost - $259,344)	$344,424

	Industrial – 9.4%
	Fundrise Industrial JV 1, LLC (1)(2)(3)(4)
N/A (5)	(Cost - $4,144)	$4,628
	Fundrise Industrial JV 2, LLC (1)(2)(3)(4)
N/A (5)	(Cost - $102,810)	107,281
	Total Industrial (Cost - $106,954)	$111,909

	Total Investments – 93.4%
	(Cost - $935,284)	$1,119,229
	Other assets in excess of liabilities – 6.6%	$79,311
	Total Net Assets – 100.0%	$1,198,540

(1)	Represents an investment in an affiliate.
(2)	Represents investments classified as Level 3 within the three-tier fair value hierarchy. See the accompanying notes to the financial statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.
(3)	Represents a non-income producing investment.
(4)	Restricted security.
(5)	The Fund owns LLC membership interests, see Note 2, Summary of Significant Accounting Policies - Fair Value Measurement for detailed ownership information.

See accompanying notes to the financial statements.

Fundrise Real Estate Interval Fund, LLC

Statement of Assets and Liabilities

(unaudited)

(Amounts in thousands, except share and per share data)

As of June 30, 2022
Assets
Investments in affiliates, at fair value (cost $935,284)	$1,119,229
Cash and cash equivalents	85,375
Other assets	714
Distribution receivable from investments in affiliates	2,949
Total Assets	$1,208,267

Liabilities
Accounts payable and accrued expenses	$831
Accrued management fees	818
Distributions payable	2,051
Settling subscriptions	6,027
Total Liabilities	$9,727

Total Net Assets	$1,198,540

Components of Net Assets:
Paid in capital	$1,029,360
Distributable earnings	169,180
Total Net Assets	$1,198,540

Net Asset Value:
Net assets	$1,198,540
Common shares; unlimited shares authorized; 88,915,151 shares outstanding as of June 30, 2022	88,915
Net Asset Value Per Share	$13.48

See accompanying notes to the financial statements.

Fundrise Real Estate Interval Fund, LLC

Statement of Operations

(unaudited)

(Amounts in thousands)

For the Six Months Ended June 30, 2022
Investment Income
Dividend income from investments	$80
Total Investment Income	$80

Expenses
Management fees	$4,103
Legal fees	559
Audit and tax fees	254
Financial printing fees	8
Transfer agent fees	63
Directors’ fees	70
Bank and custody fees	527
Insurance fees	135
Miscellaneous expenses	194
Total Expenses	$5,913

Net Investment Income (Loss)	$(5,833)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments in affiliates	$-
Net realized gain (loss) on investments	(3,035)
Net change in unrealized appreciation/depreciation on investments in affiliates	68,817
Net change in unrealized appreciation/depreciation on investments	(2,760)
Total Net Realized and Unrealized Gain (Loss) on Investments	$63,022

Net Increase in Net Assets Resulting from Operations	$57,189

See accompanying notes to the financial statements.

Fundrise Real Estate Interval Fund, LLC

Statements of Changes in Net Assets

(unaudited)

(Amounts in thousands)

	For the Six Months Ended June 30, 2022	For the Year Ended December 31, 2021
Operations:
Net investment income (loss)	$(5,833)	$(5,897)
Net realized gain (loss) on investments	(3,035)	-
Net change in unrealized appreciation/depreciation on investments	66,057	117,888
Net Increase in Net Assets Resulting from Operations	$57,189	$111,991

Distributions to Shareholders:
From distributable earnings	$-	$-
From return of capital	(6,308)	(4,800)
Net (Decrease) in Net Assets from Distributions	$(6,308)	$(4,800)

Capital Share Transactions:
Proceeds from sale of shares	$438,228	$630,529
Distributions reinvested	3,697	805
Repurchases of shares	(19,206)	(13,690)
Net Increase in Net Assets from Capital Share Transactions	$422,719	$617,644

Net Assets:
Beginning of Period	$724,940	$105
End of Period	$1,198,540	$724,940

See accompanying notes to the financial statements.

Fundrise Real Estate Interval Fund, LLC

Statement of Cash Flows

(unaudited)

(Amounts in thousands)

For the Six Months Ended June 30, 2022
Operating Activities:
Net Increase in Net Assets Resulting from Operations	$57,189
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments in affiliates	(429,300)
Investments in common stock	(15,006)
Return of capital distributions from investments in affiliates	19,498
Net change in unrealized appreciation/depreciation on investments in affiliates	(68,817)
Net change in unrealized appreciation/depreciation on investments	2,760
Net realized loss on investments in common stocks	3,035
Proceeds from sale of investments in common stocks	42,970
Changes in assets and liabilities:
Net (increase) decrease in distribution receivable from investments in affiliates	(1,240)
Net (increase) decrease in dividend receivable from investments	75
Net (increase) decrease in other assets	(194)
Net increase (decrease) in accounts payable and accrued expenses	468
Net increase (decrease) in accrued management fees	353
Net increase (decrease) in settling subscriptions	(1,046)
Net cash provided by (used in) operating activities	(389,255)
Financing Activities:
Proceeds from issuance of common shares	438,228
Cash paid for shares repurchased	(19,206)
Distributions paid	(3,487)
Net cash provided by (used in) financing activities	415,535

Net Increase (Decrease) in Cash and Cash Equivalents	26,280
Cash and cash equivalents, beginning of period	59,095
Cash and cash equivalents, end of period	$85,375

Supplemental Disclosure of Non-Cash Activity:
Distributions reinvested	$3,697

See accompanying notes to the financial statements.

Fundrise Real Estate Interval Fund, LLC

Financial Highlights

(unaudited)

(Amounts in thousands, except share and per share data)

Per share operating performance for a share outstanding throughout the period (1)	For the Six Months Ended June 30, 2022	For the Year Ended December 31, 2021
Net Asset Value, Beginning of Period	$12.81	$10.00

Income from Investment Operations
Net investment income (loss)	$(0.08)	$(0.22)
Net realized and unrealized gain (loss) on investments	0.84	3.21
Total Income from Investment Operations	$0.76	$2.99

Distributions to Common Shareholders
Net investment income	$-	$-
Return of capital	(0.09)	(0.18)
Total Distributions to Common Shareholders	$(0.09)	$(0.18)

Net Asset Value, End of Period	$13.48	$12.81

Total Investment Return Based on Net Asset Value (2)(5)	5.94%	29.35%

Ratios and Supplemental Data
Net assets, end of period	$1,198,540	$724,940
Ratio of total expenses to average net assets (3)	1.22%	1.67%
Ratio of net expenses to average net assets (3)	1.22%	1.98%[4]
Ratio of net investment income (loss) to average net assets (3)	(1.20)%	(1.95)%[4]
Portfolio turnover rate	4.83%[6]	0.00%

(1)	Based on average shares outstanding.
(2)	Total investment return based on net asset value is for the period indicated and has not been annualized for any partial year periods. Total investment return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in the period indicated and assumes that dividends are reinvested in accordance with the Reinvestment Plans. Returns shown do not reflect the deduction of taxes that a Shareholder would pay on Fund distributions or the repurchase of Fund shares.
(3)	Expenses do not include operating expenses of the underlying Real Estate Co-Investment Joint Ventures. These ratios have been annualized for any partial year periods.
(4)	The ratio is net of a waiver of 0.99%, which is deemed to be voluntary as the total expense ratio did not exceed the expense cap for the year ended December 31, 2021 and is inclusive of fee recoupment and expense reimbursement of 1.30%.
(5)	Total investment returns would have been lower had certain expenses not been waived or borne by the Adviser during the period. There were no expenses waived for the six months ended June 30, 2022. The Expense Limitation Agreement remained in effect until May 1, 2022. See Note 6, Investment Manager Fees and Other Related Party Transactions for further information.
(6)	Not annualized.

See accompanying notes to the financial statements.

Fundrise Real Estate Interval Fund, LLC

Notes to Financial Statements

(unaudited)

For the Six Months Ended June 30, 2022

1.	Formation and Organization

Fundrise Real Estate Interval Fund, LLC (the “Fund” or the “Registrant”) is a Delaware limited liability company and intends to elect to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”), commencing with its taxable year ending December 31, 2021. The Fund is organized as a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that operates as an interval fund. The Fund’s registration statement was declared effective on December 18, 2020. The Fund commenced investment operations on January 1, 2021.

The Fund’s investment objective is to seek to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. Generally, the Fund’s investment strategy is to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of private real estate and publicly traded real estate-related investments.

The investment adviser to the Fund is Fundrise Advisors, LLC (the “Adviser”), an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Rise Companies Corp. (“Rise Companies” or the “Sponsor”), the Fund’s sponsor. Subject to the supervision of the Board of Directors of the Fund (the “Board”), the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC 946”). The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting.

The estimates and assumptions underlying these financial statements are based on information available as of June 30, 2022, including judgments about the financial market and economic conditions which may change over time.

As a result of the ongoing global COVID-19 outbreak, economic uncertainties persist that could have an adverse impact on economic and market conditions. The global impact of the pandemic has been rapidly evolving and presents material uncertainty and risk with respect to the Fund’s performance and financial results.

Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents may consist of money market funds, demand deposits and highly liquid investments with original maturities of three months or less. The Fund may invest its cash in an institutional money market fund, which is stated at fair value. The Fund’s uninvested cash is maintained with a high credit quality financial institution. To date, the Fund has not experienced any losses with respect to cash and cash equivalents.

Valuation Oversight

The Board has approved procedures pursuant to which the Fund values its investments and has designated to the Adviser general responsibility for determining, in accordance with such procedures, the value of such investments. Generally, portfolio securities and other assets for which market quotations are readily available are valued at market value, which is ordinarily determined on the basis of official closing prices or the last reported sales prices. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the securities or other assets as determined by the Adviser in good faith, taking into consideration all available information and other factors that the Adviser deems pertinent, in each case subject to the overall supervision and responsibility of the Board.

In calculating the Fund’s net asset value (“NAV”), the Adviser, subject to the oversight of the Board, uses various valuation methodologies. To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors. When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices or market-based valuations are not readily available. As a result, the Adviser may exercise a higher degree of judgment in determining fair value for certain securities or other assets.

Rule 2a-5 under the 1940 Act was adopted by the SEC and establishes requirements for determining fair value in good faith for purposes of the 1940 Act. The Fund is evaluating the impact of adopting Rule 2a-5 on the financial statements and intends to comply with the new rule’s requirements on or before the compliance date in September 2022.

Fair Value Measurement

The following is a summary of certain methods generally used currently to value investments of the Fund under the Fund’s valuation procedures:

The Fund applies FASB ASC Topic 820, Fair Value Measurement, as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurement. U.S. GAAP defines the fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund determines the fair value of certain investments in accordance with the fair value hierarchy that requires an entity to maximize the use of observable inputs. The fair value hierarchy includes the following three levels based on the objectivity of the inputs, which were used for categorizing the assets or liabilities for which fair value is being measured and reported:

Level 1 – Quoted market prices in active markets for identical assets or liabilities.

Level 2 – Significant other observable inputs (e.g., quoted prices for similar items in active markets, quoted prices for identical or similar items in markets that are not active, inputs other than quoted prices that are observable such as interest rate and yield curves, and market-corroborated inputs).

Level 3 – Valuation generated from model-based techniques that use inputs that are significant and unobservable in the market. These unobservable assumptions reflect estimates of inputs that market participants would use in pricing the asset or liability. Valuation techniques may include use of discounted cash flow methodologies or similar techniques, which incorporate management’s own estimates of assumptions that market participants would use in pricing the instrument or other valuation assumptions that require significant management judgment or estimation.

Common stock securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time or at the time as of which the NYSE establishes official closing prices). Common stock securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy.

Real Estate Co-Investment Joint Ventures are stated at fair value. See Note 7, Investments for further information regarding the Real Estate Co-Investment Joint Ventures. The Fund’s ownership interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable, and any other assets and liabilities of the joint venture. The fair values of real estate investments are generally determined by considering the income, cost, and sales comparison approaches of estimating property value. The income approach estimates an income stream for a property (typically 10 years) and discounts this income plus a reversion (presumed sale) into a present value at a risk adjusted rate. Discount rates, exit capitalization rates, and growth assumptions utilized in this approach are derived from market transactions as well as other financial and industry data. The cost approach estimates the replacement cost of the building less physical depreciation plus the land value. The sales comparison approach compares recent transactions to the appraised property. Adjustments are made for dissimilarities that typically provide a range of value. The discount rate and the exit capitalization rate are significant inputs to these valuations. These rates are based on the location, type, and nature of each property, as well as current and anticipated market conditions. The fair values of mortgage and senior notes payable are generally determined by discounting the difference between the contractual interest rates and estimated market interest rates considering changes in credit spreads, as applicable. The significant unobservable inputs used in the fair value measurement of the Fund’s mortgage notes payable are the selection of prevailing market interest rates for similar notes and the loan to value ratios. The significant unobservable inputs used in the fair value measurement of the Fund’s senior notes payable are the selection of certain prevailing market interest rates for similar notes.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

The following is a summary of the inputs used as of June 30, 2022, in valuing the Fund’s investments carried at fair value (amounts in thousands):

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Real Estate Co-Investment Joint Ventures	$—	$—	$1,119,229	$1,119,229
Total Investments	$—	$—	$1,119,229	$1,119,229

The following is a summary of quantitative information about the significant unobservable inputs of the Fund’s Level 3 investments as of June 30, 2022 (amounts in thousands). The weighted average range of unobservable inputs is based on the fair value of investments. The tables are not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Fund’s determination of fair value.

Investment	Fair Value	Valuation Technique	Unobservable Input (1)	Range (Weighted Average)	Impact to Valuation from an Increase in input
Real Estate Co-Investment Joint Ventures	$915,544	Income Approach, Discounted Cash-Flow Method	Discount Rate	7.3% - 12.0% (8.8%)	Decrease
			Exit Capitalization Rate	4.0% - 4.8% (4.5%)	Decrease
	203,685	Recent Transaction	Transaction Price	N/A	Increase

(1)	Represents the significant unobservable inputs used to fair value the financial instruments of the joint ventures. The fair value of such financial instruments is the largest component of the valuation of such entity as a whole.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Real Estate Co- Investment Joint Ventures
Balance as of January 1, 2022	$640,610
Purchases	429,300
Accrued discounts (premiums)	—
Realized gain (loss)	—
Net change in unrealized appreciation/depreciation	68,817
Return of capital distributions	(19,498)
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of June 30, 2022	$1,119,229
Net change in unrealized appreciation/depreciation for the six months ended June 30, 2022, related to Level 3 investments held at June 30, 2022	$68,817

As of June 30, 2022, the investments in affiliates consist of co-investments in joint ventures in exchange for membership interests. As of June 30, 2022, the Fund owns 90% of the membership interests in each of Fundrise SFR JV 1, LLC, Fundrise MF JV 1, LLC, Fundrise MF JV 2, LLC, and Fundrise Industrial JV 2, LLC, 60% of the membership interests in Fundrise SFR Dev JV 1, LLC, and 20% of the membership interests in Fundrise Industrial JV 1, LLC. The affiliated investment securities have not been registered under the Securities Act of 1933, as amended, and thus are subject to restrictions on resale. During the six months ended June 30, 2022, investments in affiliates were as follows (amounts in thousands):

Affiliate	Acquisition Date(1)	Balance as of December 31, 2021	Purchases at cost	Proceeds from sales	Net realized gain (loss) and capital gain distributions	Dividend income	Return of capital distribution	Change in unrealized appreciation/ depreciation	Balance as of June 30, 2022
Fundrise SFR JV 1, LLC	01/25/2021	$279,310	$328,500	$—	$—	$—	$(2,867)	$38,535	$643,478
Fundrise MF JV 1, LLC	03/05/2021	254,192	54,000	—	—	—	(6,011)	25,535	327,716
Fundrise Industrial JV 2, LLC	09/29/2021	70,450	40,500	—	—	—	(7,845)	4,176	107,281
Fundrise SFR Dev JV 1, LLC	04/02/2021	16,654	2,700	—	—	—	—	64	19,418
Fundrise MF JV 2, LLC	08/09/2021	12,431	3,600	—	—	—	—	677	16,708
Fundrise Industrial JV 1, LLC	06/04/2021	7,573	—	—	—	—	(2,775)	(170)	4,628
Total	N/A	$640,610	$429,300	$—	$—	$—	$(19,498)	$68,817	$1,119,229

(1)	Represents initial acquisition date as membership interests were purchased at various dates through the current period. Ownership percentages disclosed above remained constant during the reporting period.

Organizational and Offering Costs

Organizational costs may include, among other things, the cost of organizing as a Delaware limited liability company, the cost of certain legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred by the Fund.

Offering costs may include, among other things, legal, printing and other expenses pertaining to offering the Fund’s Shares. Ongoing offering costs will be expensed as incurred.

Income Taxes

The Fund intends to elect to be taxed as a REIT under the Code, and intends to operate as such, commencing with the taxable year ending December 31, 2021. To qualify as a REIT, the Fund must meet certain organizational and operational requirements, including a requirement to distribute at least 90% of the Fund’s annual REIT taxable income to the shareholders of the Fund (“Shareholders”) (which is computed without regard to the dividends paid deduction or net capital gain and which does not necessarily equal net investment income as calculated in accordance with U.S. GAAP). As a REIT, the Fund generally will not be subject to U.S. federal income tax to the extent it distributes qualifying dividends to its Shareholders. Even if the Fund qualifies for taxation as a REIT, it may be subject to certain state and local taxes on its income and property, and federal income and excise taxes on its undistributed income. For the open tax periods, the Fund has no uncertain tax positions that would require recognition in the financial statements.

Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the six months ended June 30, 2022, the Fund did not incur any income tax, interest, or penalties.

Issuance of Shares

The Fund offers its Shares on a continuous basis through the Fundrise Platform, an investment platform available both online at www.fundrise.com and through various mobile applications owned and operated by the Sponsor. The price a Shareholder pays for Shares is based on the Fund’s NAV. The NAV of the Fund’s Shares is calculated daily on each day that the New York Stock Exchange is open for business as of the close of the regular trading session on the NYSE, usually 4:00 p.m., Eastern Standard Time. Cash received for investor subscriptions is recorded as Settling Subscriptions in the Statement of Assets and Liabilities until settlement occurs and Shares are issued.

Distributions To Shareholders

The Fund intends to make distributions necessary to qualify for taxation as a REIT. The Fund expects that it will declare daily distributions to Shareholders of record as of close of business on each day, paid on a quarterly basis, or more or less frequently as determined by the Board, in arrears. The Board may authorize distributions in Shares or in excess of those required for the Fund to maintain REIT tax status depending on the Fund’s financial condition and such other factors as the Board may deem relevant. The distribution rate may be modified by the Board from time to time. The Board reserves the right to change or suspend the distribution policy from time to time. Distributions to shareholders of the Fund are recorded on the ex-dividend date.

Dividend Reinvestment

The Fund will operate under a dividend reinvestment policy administered by the Adviser. Pursuant to the policy, a Shareholder’s income dividends, capital gains or other distributions, net of any applicable U.S. withholding tax, can be reinvested in the Shares of the Fund, provided that, if a Shareholder participates in an investment plan offered by the Adviser, such distributions will be reinvested in accordance with such investment plan. Unless a Shareholder elects to “opt in” to the Fund’s dividend reinvestment policy, any dividends and other distributions paid to the Shareholder by the Fund will not be reinvested in additional Shares of the Fund under the policy. When the Fund declares a distribution payable in cash, the Shareholders enrolled in the dividend reinvestment plan will receive an equivalent amount in Shares from the Fund either newly issued or repurchased from Shareholders by the Fund or according to their investment plan, if applicable. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution (or the percentage of the distribution allocable to the Fund under the terms of the investment plan, if applicable) by the Fund’s NAV per Share next computed after the distribution is paid.

Shareholders who do not participate in the Fund’s dividend reinvestment policy will receive all dividends in cash.

Investment Income and Securities Transactions

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on sales of investments are calculated using the identified cost basis. Dividend income and distributions are reported on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Fund estimates the allocation of distributions between investment income and return of capital based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from the Real Estate Co-Investment Joint Ventures after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the reporting period of the Fund.

3.	Concentration of Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Principal Risks” in the Fund’s Prospectus and Statement of Additional Information filed on April 29, 2022, and the Fund’s other filings with the SEC.

Non-Listed Closed-End Interval Fund; Liquidity Risk. The Fund is a non-diversified, closed-end management investment company operating as an “interval fund” and designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. The Fund is not intended to be a typical traded investment. Shareholders are also subject to transfer restrictions and there is no guarantee that they will be able to sell their Shares. If a secondary market were to develop for the Shares in the future, and a Shareholder is able to sell his or her Shares, the Shareholder will likely receive less than the purchase price and the then-current NAV per Share.

Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of a Shareholder’s Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, a Shareholder may not be able to sell their Shares when or in the amount that they desire.

Non-Diversification Risk. As a “non-diversified” fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. Therefore, the Fund may be more susceptible than a diversified fund to being adversely affected by events impacting a single borrower, geographic location, security or investment type.

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that a Shareholder invests. The value of the Fund’s investments may move up or down, sometimes rapidly and unpredictably. At any point in time, Shares may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Global economic, political and market conditions and economic uncertainty, including those caused by the ongoing COVID-19 pandemic, may adversely affect the Fund’s business, results of operations and financial condition.

Risks Related to Specific Private Commercial Real Estate (“CRE”) Property Types. The Fund intends to invest in a variety of Private CRE property types, which will expose the Fund to risks associated with Private CRE, including general risks affecting all types of Private CRE property and certain specific risks associated with specific types of Private CRE property.

Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the assets in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability or human error. If the Fund ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Fund’s investment may be lower than expected and could experience losses.

Risks Related to the Fund’s Tax Status as a REIT. The Fund intends to elect to be taxed as and to qualify for treatment each year as a REIT under the Code. However, qualification as a REIT for tax purposes involves the application of highly technical and complex Code provisions for which only a limited number of judicial or administrative interpretations exist. Notwithstanding the availability of cure provisions in the Code, various compliance requirements could be failed and could jeopardize the Fund’s REIT tax status. Failure to qualify for taxation as a REIT would cause the Fund to be taxed as a regular corporation, which would substantially reduce funds available for distributions to Shareholders. In addition, complying with the requirements to maintain its REIT tax status may cause the Fund to forego otherwise attractive opportunities or to liquidate otherwise attractive investments, adversely affect the Fund’s liquidity and force the Fund to borrow funds during unfavorable market conditions, and/or limit the Fund’s ability to hedge effectively and cause the Fund to incur tax liabilities.

4.	Share Transactions

Below is a summary of transactions with respect to the Fund’s common shares for the six months ended June 30, 2022 and for the year ended December 31, 2021 (all tabular amounts are in thousands except share data):

	For the Six Months Ended June 30, 2022		For the Year Ended December 31, 2021
Common Shares:	Shares	Amount	Shares	Amount
Gross proceeds from offering	33,499,026	$438,228	57,724,330	$630,529
Reinvestment of distributions	281,191	3,697	67,560	805
Total gross proceeds	33,780,217	$441,925	57,791,890	$631,334
Less: Shares repurchased	(1,460,600)	(19,206)	(1,206,856)	(13,690)
Net Proceeds from Common Shares	32,319,617	$422,719	56,585,034	$617,644

As of June 30, 2022, the Fund has issued 10,000 common shares to the Sponsor and 500 common shares to Fundrise, L.P., an affiliate of the Sponsor. For the six months ended June 30, 2022, total distributions declared to these related parties were approximately $900.

5.	Repurchase Offers

The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to Shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at quarterly intervals a specified percentage of its outstanding Shares at NAV (the “Repurchase Offer Policy”). The Repurchase Offer Policy provides that, once each quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding Shares of the Fund, unless suspended or postponed in accordance with regulatory requirements. The Repurchase Offer Policy is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

To conduct a repurchase offer, the Fund will send a repurchase offer notice to Shareholders no less than 21 days and no more than 42 days before the date (the “Repurchase Request Deadline”) by which the Fund announces that Shareholders must tender their Shares in response to such repurchase offer notice. The Fund must receive repurchase requests submitted by Shareholders in response to the Fund’s repurchase offer on or before the Repurchase Request Deadline.

The Repurchase Offer Policy provides that the repurchase pricing occurs no later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day (the “Repurchase Pricing Date”). The repurchase price of the Shares will be the Fund’s NAV as of the close of the Repurchase Pricing Date.

The Board, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (“Repurchase Offer Amount”) for a given Repurchase Request Deadline. If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

The Fund may not condition a repurchase offer upon the tender of any minimum number of Shares. The Fund does not currently charge a repurchase fee, and it does not currently expect to impose a repurchase fee. However, the Fund may in the future charge a repurchase fee of up to 2.00%, subject to approval of the Board.

The following table presents the repurchase offers that were completed during the six months ended June 30, 2022 (all tabular amounts are in thousands except share data):

Repurchase Offers	Fourth Quarter Repurchase
Commencement Date	November 30, 2021
Repurchase Request Deadline	December 31, 2021
Repurchase Pricing Date	January 3, 2022
Amount Repurchased	$6,759
Shares Repurchased	527,647

Repurchase Offers	First Quarter Repurchase
Commencement Date	March 2, 2022
Repurchase Request Deadline	March 31, 2022
Repurchase Pricing Date	April 1, 2022
Amount Repurchased	$12,446
Shares Repurchased	932,953

6.	Investment Manager Fees and Other Related Party Transactions

The Fund entered into an Investment Management Agreement with the Adviser. Pursuant to the Investment Management Agreement, and in consideration of the services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”) of 0.85% of the Fund’s average daily net assets. The Management Fee will be calculated and accrued daily and payable monthly in arrears.

The Adviser and the Fund also entered into an Expense Limitation Agreement. Pursuant to the Expense Limitation Agreement, the Adviser has agreed to waive its Management Fee and/or pay or reimburse the expenses of the Fund to the extent necessary to limit the Fund’s Operating Expenses (including organizational and offering costs, but excluding property management, origination, acquisition, construction management, development, servicing, special servicing, disposition, liquidation fees or expenses and any other fees or expenses related to the operating of real property and debt and real-estate related investments, interest payments, taxes, brokerage commissions, third-party legal and audit fees, fees and expenses incurred in connection with the Fund’s compliance with rules and regulations related to maintaining the Fund’s tax status as a REIT, repurchase fees, fees and expenses incurred by the Fund’s use of leverage, acquired fund fees and expenses and extraordinary or non-routine expenses) (the “Operating Expenses”) to 2.00% of the Fund’s average daily net assets. The Adviser will be entitled to seek reimbursement from the Fund for any contractual or voluntary fees waived or expenses paid or reimbursed to the Fund for a period ending thirty-six months after the date of the waiver, payment or reimbursement, subject to the limitation that a reimbursement will not cause the Fund’s Operating Expenses to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or expenses paid or reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

All organizational and offering costs of the Fund paid by the Adviser shall be subject to reimbursement pursuant to the Expense Limitation Agreement. Subject to the limitations on reimbursements by the Fund under the Expense Limitation Agreement such reimbursements of organizational and offering costs will be made in monthly installments, but the aggregate monthly amount reimbursed can never exceed 1.00% of the aggregate gross proceeds from the offering of the Fund’s Shares during the applicable month. If the sum of the total unreimbursed organizational and offering costs, plus new costs incurred since the last reimbursement payment exceeds the reimbursement limit described above for the applicable monthly installment, the excess will be eligible for reimbursement in subsequent months (subject to the 1.00% limit), calculated on an accumulated basis, until the Adviser has been reimbursed in full or until the Expense Limitation Agreement reimbursement period has expired.

The Expense Limitation Agreement may be terminated only by the Fund’s Board. After its initial term, the Expense Limitation Agreement may be renewed at the Adviser’s and Board’s discretion. The First Amendment to the Agreement amended the initial term of the Agreement which remained in effect until May 1, 2022.

During the six months ended June 30, 2022, there were no expenses waived and or paid by the Adviser. As of June 30, 2022, the Fund had no remaining expense waivers and/or reimbursements subject to recoupment by the Adviser.

The Fund will reimburse the Adviser for actual expenses incurred on behalf of the Fund in connection with the selection, acquisition or origination of an investment, to the extent not reimbursed by a third-party borrower, whether or not the Fund ultimately acquires or originates the investment. The Fund will reimburse the Adviser for out-of-pocket expenses paid to third parties in connection with providing services to the Fund. This does not include the Adviser’s overhead, employee costs borne by the Adviser, utilities or technology costs. Expense reimbursements payable to the Adviser also may include expenses incurred by the Sponsor in the performance of services pursuant to a shared services agreement between the Adviser and the Sponsor, including any increases in insurance attributable to the management or operation of the Fund.

The Adviser or its affiliates may be entitled to certain fees as permitted by the 1940 Act or as otherwise permitted by applicable law and regulation fees and expenses associated with the selection, acquisition or origination of real estate properties, construction, real estate development, special servicing of non-performing assets (including, but not limited to, reimbursement of non-ordinary expenses and employee time required to special service a non-performing asset), and the sale of equity investments in real estate. No such fees were incurred or paid by the Fund to the Adviser or its affiliates for the six months ended June 30, 2022.

The Adviser and Rise Companies entered into a Shared Services Agreement where Rise Companies will provide the Adviser with the personnel, services and resources necessary for the Adviser to comply with its obligations and responsibilities under the Second Amended and Restated Operating Agreement (“Operating Agreement’) and Investment Management Agreement, which includes responsibility for operations of the Fund and performance of such services and activities relating to the investments and operations of the Fund as may be appropriate, including without limitation those services and activities listed in the Operating Agreement and Investment Management Agreement.

7.	Investments

The Fund gains exposure to Private CRE through co-investment arrangements, joint ventures or wholly owned subsidiaries (collectively, “Real Estate Investment Vehicles”). For the six months ended June 30, 2022, Real Estate Investment Vehicles consist of entities in which the Fund co-invested alongside affiliates of the Fund, including those of the Adviser (“Real Estate Co-Investment Joint Ventures”), pursuant to the terms and conditions of the exemptive order issued by the SEC to the Fund, allowing the Fund to co-invest alongside certain entities affiliated with or managed by the Adviser.

Instead of acquiring full ownership of Private CRE investments through a wholly owned entity, the Fund acquires partial interests by entering into co-investment agreements with affiliates of the Adviser. The Fund’s ownership percentage in the Real Estate Co-Investment Joint Ventures will generally be pro rata to the amount of money the Fund applies to the origination or commitment amount for the underlying Private CRE or purchase price (including financing, if applicable) and the acquisition, construction, development, or renovation expenses, if any, of the underlying Private CRE, as applicable, owned by the Real Estate Co-Investment Joint Ventures. The Fund’s ownership in the Real Estate Co-Investment Joint Ventures is passive in nature, and the Fund may have a greater economic interest but fewer control rights in the Real Estate Co-Investment Joint Ventures than the affiliate in which the Fund co-invests alongside.

The Fund’s investments in real estate through the securities of a Real Estate Co-Investment Joint Ventures with its affiliates is subject to the requirements of the 1940 Act and terms and conditions of an exemptive order the Fund received from the SEC allowing the Fund and/or the Real Estate Co-Investment Joint Ventures to co-invest alongside certain entities affiliated with or managed by the Adviser (REITs (each, an “eREIT®”) or other non-REIT compliant real estate-related funds). The exemptive order from the SEC imposes extensive conditions on the terms of any co-investment made by an affiliate of the Fund. The Fund has adopted procedures reasonably designed to ensure compliance with the exemptive order and the Board also oversees risk relative to such compliance.

The Fund also invests in real estate through common stock of publicly traded REIT securities. Publicly traded REITs typically own large, diversified pools of CRE properties and employ moderate leverage. Many public REITs are listed on major stock exchanges, such as the New York Stock Exchange and NASDAQ. Public REITs pay out all of their taxable income as dividends to Shareholders. In turn, Shareholders pay the income taxes on those dividends. As of June 30, 2022, the Fund owned no investments in common stock.

The cost of purchases and proceeds from the sale of investments, for the six months ended June 30, 2022, amounted to approximately $444,306,000 and $42,970,000, respectively.

Pursuant to Regulation S-X 10-01(b), Interim Financial Statements, summarized interim income statement information is required for an unconsolidated subsidiary within an interim financial statement if the unconsolidated subsidiary would otherwise require separate audited financial statements within an annual report pursuant to Regulation S-X 3-09. In accordance with the definition of a “significant subsidiary” as defined by Regulation S-X rule 1-02(w)(2) (amendment effective January 1, 2021) the Fund deemed Fundrise SFR JV 1, LLC and Fundrise MF JV 1, LLC as significant subsidiaries as of June 30, 2022.

The following tables show summarized financial statement information for Fundrise SFR JV 1, LLC for the six months ended June 30, 2022 (amounts in thousands):

Summary Statement of Assets and Liabilities (1)	As of June 30, 2022
Total Assets	$1,109,662
Total Liabilities	510,216
Total Net Assets	$599,446

Summary Statement of Operations (1)	For the Six Months Ended June 30, 2022
Total revenue	$22,593
Operating expenses	(14,442)
Operating Income	$8,151
Interest expense	(7,045)
Depreciation and amortization	(12,228)
Gain on derivative financial instrument	2,828
Net Income (Loss)	$(8,294)

(1)	The unconsolidated subsidiary noted reports in accordance with U.S. GAAP, but does not fall within the scope of the accounting and reporting guidance in ASC 946. The subsidiary is therefore not required to and has elected not to fair value its investments. Accordingly, the summarized financial statement information shown for the unconsolidated subsidiary does not reflect fair value adjustments.

The following tables show summarized financial statement information for Fundrise MF JV 1, LLC for the six months ended June 30, 2022 (amounts in thousands):

Summary Statement of Assets and Liabilities (1)	As of June 30, 2022
Total Assets	$604,948
Total Liabilities	343,737
Total Net Assets	$261,211

Summary Statement of Operations (1)	For the Six Months Ended June 30, 2022
Total revenue	$20,409
Operating expenses	(11,585)
Operating Income	$8,824
Interest expense	(4,284)
Depreciation and amortization	(9,880)
Gain on derivative financial instrument	446
Net Income (Loss)	$(4,894)

(1)	The unconsolidated subsidiary noted reports in accordance with U.S. GAAP, but does not fall within the scope of the accounting and reporting guidance in ASC 946. The subsidiary is therefore not required to and has elected not to fair value its investments. Accordingly, the summarized financial statement information shown for the unconsolidated subsidiary does not reflect fair value adjustments.

8.	Tax Basis Information

As of June 30, 2022, the tax basis of distributable earnings (accumulated deficit) was as follows (amounts in thousands):

Undistributed ordinary income (accumulated deficit)	$(27,338)
Other book/tax temporary differences (1)	(1,535)
Net unrealized gain (loss) on investments (2)	198,053
Total Distributable Earnings	$169,180

(1)	Other book/tax differences are attributable to deductibility of various expenses.
(2)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the book/tax differences in the treatment of depreciation and other flow through income on certain investments.

During the six months ended June 30, 2022, the tax character of distributions paid by the Fund was as follows (amounts in thousands):

Ordinary income	$-
Long-term capital gain	-
Return of capital (1)	7,184
Total Distributions Paid	$7,184

(1)	The difference between tax-basis distributions and book-basis distributions is due to the timing of when distributions are considered paid pursuant to IRC section 858(a).

As of June 30, 2022, the unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows (amounts in thousands):

Cost of investments for tax purposes	$926,876
Gross tax unrealized appreciation	$225,194
Gross tax unrealized depreciation	(27,140)
Net Tax Unrealized Appreciation	$198,054

9.	Subsequent Events

In connection with the preparation of the accompanying financial statements, the Fund has evaluated events and transactions occurring through August 19, 2022, the date at which the financial statements were available to be issued.

New Investments

As of August 19, 2022, the Fund has contributed approximately $99,180,000 of additional capital to various Real Estate Co-Investment Joint Ventures since June 30, 2022.

Share Transactions

As of August 19, 2022, the following repurchase offers have occurred (all tabular amounts are in thousands except share data):

Repurchase Offers	Second Quarter Repurchase
Commencement Date	May 23, 2022
Repurchase Request Deadline	June 30, 2022
Repurchase Pricing Date	July 1, 2022
Amount Repurchased	$22,072
Shares Repurchased	1,637,357

Board Member Update

Effective July 19, 2022, the Nominating and Governance Committee of the Board appointed Mark D. Monte to serve as an Independent Director of the Fund.

Additional Information (Unaudited):

1.	Approval of Investment Management Agreement

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each registered fund’s board of directors, including a majority of those directors who are not “interested persons” of the fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the fund’s investment advisory agreement. At meetings held on January 3, 2020 (the “January Meeting”) and November 20, 2020 (the “November Meeting” and together with the January Meeting, the “Organizational Meeting”), the Board of Directors (the “Board”) of Fundrise Real Estate Interval Fund, LLC (the “Fund”) considered and discussed a proposed investment management agreement (the "Agreement") between Fundrise Advisors, LLC (the “Adviser”) and the Fund. At the November Meeting, the Board, including each of the Independent Directors, unanimously voted to approve the Agreement for an initial two-year period. The initial two-year term of the Agreement commenced on December 18, 2020.

In the months preceding the Organizational Meeting, the Board reviewed written responses from the Adviser to questions posed to the Adviser by counsel on behalf of the Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreement. The Board also considered the materials and in-person presentations by Fund officers and representatives of the Adviser received at the Organizational Meeting concerning the Agreement.

In determining whether to approve the Agreement, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Fund. In connection with their deliberations, the Independent Directors met separately in executive session to review the relevant materials. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services

When determining whether to approve the Agreement, the Board considered information regarding the nature, extent and quality of services to be provided to the Fund by the Adviser. The Board considered, among other things, the terms of the Agreement and the range of services to be provided by the Adviser. The Board noted the non-investment advisory services to be provided by the Adviser consistent with the terms of the Agreement, including the supervision and coordination of the Fund’s service providers and the provision of administrative, management and other services. The Board considered the Adviser’s reputation, organizational structure, resources and overall financial strength and ability to carry out its obligations under the Agreement. The Board also considered that, although the Fund would be the first registered investment company managed by the Adviser, the Adviser had extensive experience managing other similar pooled investment vehicles that invest in real estate-related assets (the “Other Investment Vehicles”).

The Board considered the Adviser’s professional personnel who will provide services to the Fund, including the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board also considered the compliance program and compliance record of the Adviser. The Board noted the Adviser’s support of the Fund’s compliance control structure, including the resources that will be devoted by the Adviser in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act and the efforts of the Adviser to combat cybersecurity risks. The Board also considered the Adviser’s investments in business continuity planning designed to benefit the Fund. The Board noted the Adviser’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Fund and its service providers operate.

The Board considered the day-to-day portfolio management services that the Adviser will provide to the Fund. In this regard, the Board considered, among other things, the Adviser’s investment philosophy and processes, investment research capabilities and resources, performance record, experience, trading operations and approach to managing risk, including with respect to investments in real estate-related assets. The Board considered the quality and experience of the Fund’s portfolio managers, the number of Other Investment Vehicles managed by the portfolio managers, and the Adviser’s method for compensating the portfolio managers. Moreover, the Board considered that the Adviser would oversee potential conflicts of interest between the Fund’s investments and those of the Other Investment Vehicles.

In addition, the Board considered the assumption of business, entrepreneurial, overall managerial and other risks by the Adviser in connection with launching and managing the Fund. The Board noted that the Fund is a closed-end interval fund that operates in accordance with the framework set forth in Rule 23c-3 under the 1940 Act. In this connection, the Board considered the special attributes of the Fund relative to traditional mutual funds and the benefits that are expected to be realized from an investment in the Fund, rather than a traditional mutual fund. The Board also considered the resources devoted by the Adviser and its affiliates in developing and maintaining an infrastructure necessary to support the on-going operations of the Fund.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the Agreement.

Fund Performance

When determining whether to approve the Agreement, the Board noted that the Fund was newly formed and did not have a prior performance record. The Board considered the investment performance of the Adviser and the Fund’s portfolio managers, including, for purposes of considering the investment skill and experience of the Fund’s portfolio managers, performance data showing the portfolio manager’s capabilities in managing the Other Investment Vehicles. The Board reviewed the performance of each Other Investment Vehicle over different time periods presented in the materials and evaluated the Adviser’s analysis of the Other Investment Vehicle’s performance for these time periods. The Board noted that the Adviser did not manage a registered investment company that uses an investment strategy similar to that proposed for the Fund. The Board also considered performance data for an appropriate group of peer closed-end interval funds (“Peer Group”) identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data.

Based on these considerations, the Board concluded that it was satisfied that the Adviser has the capability of providing satisfactory investment performance for the Fund.

Management Fees and Expenses

When determining whether to approve the Agreement, the Board reviewed and considered the proposed management fee rate to be paid by the Fund to the Adviser under the Agreement and the Fund’s anticipated total expense ratio. The Board received and reviewed a report prepared by Broadridge comparing the Fund’s proposed management fee rate and anticipated total expense ratio relative to the Fund’s Peer Group. In considering the reasonableness of the Fund’s proposed management fee and anticipated total expense ratio, the Board considered that, according to the information provided by Broadridge, the Fund’s contractual management fee, actual management fee and anticipated total expense ratio were each below the median of the Fund’s Peer Group. The Board also noted the Adviser’s contractual undertaking to limit the Fund’s operating expenses to a specified level through an expense limitation agreement with the Fund.

The Board received and considered a description of the methodology used by Broadridge to select the closed-end interval funds in the Peer Group. While the Board recognized that comparisons between the Fund and its Peer Group may be imprecise given, among other differences, the different service levels and characteristics of registered funds and the different business model and cost structure of the Adviser, the comparative, independently-selected information provided by Broadridge assisted the Board in evaluating the reasonableness of the Fund’s proposed management fee and anticipated total expense ratio.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by the Adviser to the Other Investment Vehicles. The Board considered the explanations provided to the Adviser about any differences between the Adviser’s services to be provided to the Fund and the services it provides to the Other Investment Vehicles. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered funds such as the Other Investment Vehicles. The Board also reviewed information about structural, operational and other differences between the Other Investment Vehicles and the Fund. Based on its consideration of the factors and information it deemed relevant, the Board concluded that the compensation payable to the Adviser under the Agreement was reasonable.

Profitability

The Board received and considered information about the Adviser’s projected costs of launching the Fund and the projected profitability to the Adviser from providing services to the Fund. The Board received and considered information regarding the methodologies and estimates used by the Adviser in calculating and reporting profitability, including a description of the methodology used to allocate certain expenses. In evaluating the estimated profitability to the Adviser from providing services to the Fund, the Board considered the Adviser’s representation that the level of estimated profitability was fair and reasonable based on the nature and quality of the services to be provided to Shareholders. The Board also noted that the actual profitability of the Fund to the Adviser would depend on, among other factors, the growth of the Fund’s assets under management.

Based on its review, the Board did not deem the estimated profits reported by the Adviser from providing services to the Fund to be at a level that would prevent the Board from approving the Agreement.

Economies of Scale

The Board considered the extent to which economies of scale may be realized as the Fund’s assets grow and whether the Fund’s fee structure reflects these economies of scale for the benefit of Shareholders of the Fund. In this regard, the Board noted the absence of any breakpoints in the Agreement’s fee structure but considered that expense limitations and fee waivers that reduce the Fund’s expenses can have the same effect as breakpoints in sharing potential economies of scale with Shareholders. In addition, the Board considered that initially setting competitive fee rates, pricing the Fund to scale at inception and making additional investments in the business intended to enhance services available to Shareholders are other means of sharing potential economies of scale with Shareholders.

The Board concluded that the Adviser’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its Shareholders. The Board noted that it will have the opportunity to periodically reexamine whether the Fund has achieved any economies of scale and the appropriateness of any potential future management fee breakpoints as part of its future review of the Agreement.

“Fall-Out” Benefits

The Board received and considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationships with the Fund. The Board noted that ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in the Adviser’s and its affiliates’ business as a result of their relationships with the Fund.

The Board noted that the Fund would be among the investment options available to investors participating in certain investment plans sponsored by the Adviser or its affiliates. The Board considered that the Adviser receives asset-based fees from plan participants, which the Board considered could be viewed as an indirect benefit to the extent investments in the Fund support these plans. The Board also considered information about certain fees that the Adviser or its affiliates may be entitled to receive in connection with the selection, acquisition or origination of real estate property investments by the Fund.

Based on its consideration of the factors and information it deemed relevant, the Board did not deem any ancillary benefits that may be received by the Adviser and its affiliates to be unreasonable.

Conclusion

At the Organizational Meeting, based on its deliberations and its evaluation of the factors described above and other information it believed relevant, the Board unanimously approved the Agreement.

2.	Disclosure of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available without charge, upon request, by calling (202) 584-0550 or on the SEC’s website at http://www.sec.gov.

3.	Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and, once available, information regarding how the Fund voted those proxies (if any) during the six months ended June 30 2022, is available (1) without charge, upon request, by calling (202) 584-0550, (2) on the Fund’s website at www.fundriseintervalfund.com and (3) on the SEC’s website at http://www.sec.gov. During the six months ended June 30, 2022, the Fund did not have any investments that required the Fund to vote proxies, and therefore did not vote any proxies during such period.

4.	Compensation of Directors

The Fund’s Statement of Additional Information includes additional information about the Directors and is available (1) without charge, upon request, by calling (202) 584-0550, (2) on the Fund’s website at www.fundriseintervalfund.com and (3) on the SEC’s website at http://www.sec.gov.

The following table sets forth information regarding the total compensation to be paid to the Independent Directors for their services as Independent Directors for the Fund’s fiscal year ended December 31, 2022. As an Interested Director, Mr. Miller receives no compensation from the Fund for his service as a Director. No other compensation or retirement benefits are received by any Director or officer from the Fund.

Name and Position	Aggregate Compensation from the Fund[1]	Aggregate Compensation from the Fund and Fund Complex[2] Paid to Directors
Jeffrey R. Deitrich	$30,000	$60,000
Glenn R. Osaka	$30,000	$60,000
Gayle P. Starr	$30,000	$60,000
Mark D. Monte[3]	$6,822	$51,822
Alexander J. Rouse[4]	$45,000	$45,000

[1]	Those Independent Directors who serve as an Independent Director for both the Fund and Fundrise Income Real Estate Fund, LLC shall receive a total annual retainer of $60,000 to be evenly split for payment between the two funds as compensation for serving on the two boards.
[2]	The “Fund Complex” consists of the Fund and Fundrise Income Real Estate Fund, LLC.
[3]	Mark D. Monte was appointed as an Independent Director of the Fund on July 19th. Mr. Monte will receive a pro-rata share of total compensation from the Fund for his service as an Independent Director for the fiscal year 2022.
[4]	Alexander J. Rouse served as an Independent Director of the Fund until March 17, 2022. Mr. Rouse received $45,000 in total compensation from the Fund for his service as an Independent Director.

5.	Directors and Officers

The Fund is governed by a Board of Directors. The following tables present certain information regarding the Directors and officers of the Fund as of June 30, 2022. The address of all persons is c/o Fundrise Advisors, LLC, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036. For more information regarding the Directors and officers, please refer to the Fund’s Statement of Additional Information, which is available, without charge, upon request by calling (202) 584-0550.

Name, Year of Birth and Position Held	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Jeffrey R. Deitrich (1982) Director	01/2020 to present	Senior Vice President, Silverstein Properties, Inc. (real estate investment and development firm) (2007-2016, 2022-Current); Formerly, Principal, Frenchtown Enterprises (real estate investment firm) (2019-2022); Principal, Better Building Solutions (technology integration and managed services firm) (since 2016). Asset Manager, Prudential Real Estate Investors (private equity) (2004-2007).	2	Fundrise Income Real Estate Fund, LLC
Glenn R. Osaka (1955) Lead Independent Director	01/2020 to present	Consultant and Private Investor (early stage technology companies) (since 2013). Formerly, Senior Vice President, Services, Juniper Networks, Inc. (2009-2013); Vice President, Strategy and Operations, Cisco Systems, Inc. (2007-2009); President and Chief Executive Officer, Reactivity Inc. (technology start-up company) (2001-2006); Managing Director, Redleaf Group (venture capital firm) (1999-2000); Vice President and General Manager, Enterprise Computing, Hewlett-Packard (1979-1998).	2	Fundrise Income Real Estate Fund, LLC
Gayle P. Starr (1954) Director	11/2020 to present	Consultant and Advisor, Starr RE Consultants, LLC (real estate and diversity consulting firm) (since 2019); Advisor, Bridge33 Capital, LLC (commercial real estate investment firm) (since 2019); Advisor, First Republic Bank (commercial bank and trust company) (since 2019); Consultant, Rubicon Point Partners, LLC (commercial real estate investment firm) (since 2019). Formerly, Managing Director (2015-2019) and Senior Vice President (2002-2015), Global Capital Markets, Prologis, Inc. (publicly traded real estate investment trust).	2	Fundrise Income Real Estate Fund, LLC

Name, Year of Birth and Position Held	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held During Past 5 Years
Interested Director
Benjamin S. Miller[3] (1976) Director, Chairperson and President	01/2020 to present	Chief Executive Officer, Fundrise Advisors, LLC (since 2012); Co-Founder, Chief Executive Officer and Director, Rise Companies Corp. (since 2012).	2	Fundrise Income Real Estate Fund, LLC

[1]	Each Director serves until his or her successor is elected and qualified, until the Fund terminates, or until he or she dies, resigns, retires voluntarily, or is otherwise removed or retired pursuant to the LLC Agreement.
[2]	The “Fund Complex” consists of the Fund and Fundrise Income Real Estate Fund, LLC.
[3]	Mr. Miller is considered to be an “interested person” of the Fund (as that term is defined by Section 2(a)(19) in the 1940 Act) because of his affiliation with the Adviser and/or its affiliates.

Name, Year of Birth and Position Held	Term of Office and Length of Time Served[1]	Principal Occupations During Past 5 Years
Michelle A. Mirabal (1988) Secretary and Chief Compliance Officer	11/2020 to present	Deputy General Counsel, Fundrise Advisors, LLC and Rise Companies Corp. (since 2019); Corporate Counsel, Amherst Residential, LLC (2018-2019); Associate, Hogan Lovells US LLP (2014-2018).
Alison A. Staloch (1980) Treasurer and Principal Financial/Accounting Officer	07/2021 to present	Chief Financial Officer, Fundrise Advisors, LLC and Rise Companies Corp. (since 2021); Chief Accountant (2017-2021), Assistant Chief Accountant (2015-2017), Division of Investment Management, U.S. Securities and Exchange Commission; Senior Manager, KPMG LLP (2005-2015).

[1]	The term of office for each officer will continue indefinitely.

The Fund’s Board of Directors (the “Board”) appointed Mark D. Monte to serve as a Director of the Fund, effective July 19, 2022.

Name, Year of Birth and Position Held	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held During Past 5 Years
Independent Director
Mark D. Monte (1960) Director	07/19/2022 to present	Retired. Formerly, Managing Director, BofA Securities, Inc. (global investment bank) (1997-2021).	2	Fundrise Income Real Estate Fund, LLC

[1]	Each Director serves until his or her successor is elected and qualified, until the Fund terminates, or until he or she dies, resigns, retires voluntarily, or is otherwise removed or retired pursuant to the LLC Agreement.

[2]	The “Fund Complex” consists of the Fund and Fundrise Income Real Estate Fund, LLC.

Item 2.	Code of Ethics

Not applicable for semi-annual reporting period.

Item 3.	Audit Committee Financial Expert

Not applicable for semi-annual reporting period.

Item 4.	Principal Accountant Fees and Services

Not applicable for semi-annual reporting period.

Item 5.	Audit Committee of Listed Registrants

Not applicable for semi-annual reporting period.

Item 6.	Investments

(a) The schedule of investments is included as part of the report to Shareholders filed under Item 1 of this form.

(b) There were no divestment of securities (as defined by Section 13(c) of the 1940 Act) for this semi-annual reporting period.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable for semi-annual reporting period.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable for semi-annual reporting period.

(b) As of August 19, 2022, there have been no changes in portfolio managers since the most recent annual report.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

There were no repurchases of equity securities by the Sponsor or other affiliated purchasers for this semi-annual reporting period.

Item 10.	Submission of Matters to a Vote of Security Holders

As of August 19, 2022, there have been no material changes in the procedures by which Shareholders may recommend nominees to the Board of Directors.

Item 11.	Controls and Procedures

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)(1) Not applicable

(a)(2) A separate certification for each of the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 is filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fundrise Real Estate Interval Fund, LLC

By:	/s/ Benjamin S. Miller
	Name:	Benjamin S. Miller
	Title:	President

Date:	August 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:	/s/ Benjamin S. Miller
	Name:	Benjamin S. Miller
	Title:	Principal Executive Officer

Date:	August 19, 2022

By:	/s/ Alison A. Staloch
	Name:	Alison A. Staloch
	Title:	Treasurer and Principal Financial/Accounting Officer

Date:	August 19, 2022